UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Steven I. Koszalka

American Funds Strategic Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds

Strategic Bond FundSM

Annual report
for the period ended
December 31, 2017

Our distinctive
approach relies on
flexibility in the
pursuit of enhanced
long-term results.

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with the preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2019. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment results and net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2018, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.10% (2.09% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a $10,000 investment
5	Summary investment portfolio
12	Financial statements
35	Board of trustees and other officers

Fellow investors:

The U.S. economy grew moderately as the Federal Reserve ramped up its path to monetary policy normalization during American Funds Strategic Bond Fund’s fiscal year. As credit continued to flourish, with spreads to Treasuries narrowing to near historically tight levels, the fund continued to pursue strong total return without taking equity-like risk.

For the 12 months ended December 31, 2017, the fund posted a total return of 3.23%, with all distributions reinvested. By comparison, the unmanaged Bloomberg Barclays U.S. Aggregate Index* — the core bond benchmark that the fund seeks to outpace — returned 3.54%.

The fund moved from the Lipper Multi-Sector Income Funds category to the Lipper Core Plus Bond Funds category during the second half of the year to more accurately reflect the fund’s investment style, which is to focus investments in government securities while aiming to outpace lower volatility core funds. The Lipper Core Plus Bond Funds Average† gained 4.39%.

During the 12-month period, the fund paid dividends totaling 12 cents a share, resulting in an income return of 1.15% for those investors who reinvested dividends or took their dividends in cash. The fund also paid a capital gain distribution of nearly 10 cents a share in December.

Bond market overview

Over the course of the fund’s fiscal year, the Fed hiked rates three times to bring the federal funds target rate to between 1.25% and 1.5%. The central bank also began tapering its reinvestments in Treasury and mortgage securities, shrinking its balance sheet. Real Gross Domestic Product (GDP) in 2017 rose 2.3%, nearly a percentage-point higher than 2016’s rate.

Despite higher short-term rates and the Fed reducing assets, longer term yields were modestly lower year-over-year, with the 10-year Treasury falling 5 basis points to 2.40%. The front-end of the Treasury curve moved higher, however, with one-month yields rising 84 basis points to 1.28%. This characterizes a flattening of the curve.

Results at a glance

For periods ended December 31, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	Lifetime (since 3/18/16)

American Funds Strategic Bond Fund (Class A shares)	3.23%	2.85%
Bloomberg Barclays U.S. Aggregate Index*	3.54	2.08
Lipper Core Plus Bond Funds Average†	4.39	3.79

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Strategic Bond Fund	1

Most bond sectors saw gains. Credit generally had a strong year, as investment-grade (BBB/Baa and above) corporate spreads to Treasuries tightened 30 basis points to 93 basis points, a 10-year low. High-yield bonds flourished, gaining 7.5%. This performance occurred amid a booming rally in equity markets, driven by stronger growth prospects overseas and the expectation of a fiscal boost due to U.S. tax cuts.

Inflation softened toward the middle of the year, but the Consumer Price Index was up 2.1% year-over-year through December. That did not meet managers’ expectations of elevated inflation but is roughly in-line with the Fed’s target. This along with higher inflation expectations for 2018 led Treasury Inflation-Protected Securities (TIPS), government-backed bonds that provide protection from rising consumer prices, to gain 3.0%.

Inside the portfolio

The fund faced a challenging environment in 2017, amid rising rates and credit markets that appear to be priced for perfection. Duration, which represents the fund’s sensitivity to changes in interest rates, and yield curve positioning provided a net negative contribution to relative results in the latter part of the year after helping in the first half. The fund was positioned long duration late in the year, prior to rates rising.

Curve positioning hurt results. Due to a view that investors are not receiving a big enough premium for longer bond terms, the risk-reward calculus looked to favor longer term yields rising. However, factors like strong global demand kept these yields low. To manage duration and curve positioning, the managers utilized both cash bonds and derivatives such as interest rate swaps and futures. Here, the fund primarily used these derivatives to shift its interest-rate exposure away from short and long maturities toward intermediate maturities.

Although the fund’s overweight TIPS position was a drag in the early part of the year, as inflation expectations began to rise late in the year it helped relative results. The fund’s underweight position in mortgage-backed securities helped relative results throughout the year. Spreads widened as the Fed moved to

Global monetary policy is beginning to change

Although large central banks remain accommodative, the tide is beginning to turn. The Federal Reserve has hiked rates five times since 2015 and begun balance sheet reduction. The European Central Bank plans to cut bond purchases in half in 2018.

Source: Thomson Reuters Lipper. As of 12/31/17.

2	American Funds Strategic Bond Fund

become a less significant force in the sector’s demand through its reinvestment tapering policy.

Managers seek to employ high-conviction ideas in various bond sectors that could enhance results. One example of that was the decision to purchase Illinois municipal bonds toward the middle part of the year. The market was worried about potential default, while our analyst research concluded otherwise. So these bonds were purchased at very wide spreads, which tightened and led to a notable gain. Similarly, research led managers to invest in Portuguese bonds in the fall. Our analysts anticipated an upgrade ahead of the broader market expectation, which benefitted the fund when bonds appreciated ahead of the upgrade news later in the year.

Since American Funds Strategic Bond Fund seeks to behave like a bond fund, managers continued to avoid high-yield bonds, seeking to limit exposure to their high correlation to equities and current lofty valuations. However, this strategy detracted from relative results, as high yield was among the year’s strongest sectors. Managers used derivatives —credit default swaps — to reduce exposure to the credit sector risks posed by their high-yield bond holdings, the combination of which was a net detractor for the period.

Looking ahead

Managers believe that many of the views in place in 2017 came too early, but will come into focus during 2018. For example, the market seems to be coming around to the view that inflation is likely to rise in 2018, as growth strengthens.

Credit risk appears asymmetrically skewed to the downside. Even though economic prospects look strong for 2018, that optimism — and possibly more — is already priced into most investment-grade and high-yield bonds. Much more spread compression at this stage seems less likely than widening, whether caused by tightening financial conditions or an unexpected geopolitical event.

Since managers expect 2018 to be broadly characterized by stronger growth and inflation, they expect the Fed to hike rates only a few times in 2018, even amid new leadership. Managers will seek to take on interest rate risk strategically, adding duration in parts of the curve where they see materially higher yields as least likely.

They expect the yield curve to steepen. They believe the market has mostly priced 2018 rate hikes into shorter term yields. On the longer end of the curve, yields may drift up modestly as global demand may soften with U.S. yields on a currency-adjusted basis looking less attractive.

While other core-plus funds may try to time credit markets, the managers of American Funds Strategic Bond Fund prefer to allow strong convictions based on deep research to play out. They will continue to pursue strong returns while aiming to keep their correlation to equities low relative to peers.

We appreciate your support and look forward to reporting to you again in six months.

Cordially,

David A. Hoag
President

February 14, 2018

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

American Funds Strategic Bond Fund	3

The value of a $10,000 investment

How a $10,000 investment has fared (for the period March 18, 2016, to December 31, 2017, with distributions reinvested).

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,6251. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Thomson Reuters Lipper. Results of the Lipper Core Plus Bond Funds Average do not reflect any sales charges. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[3]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	For the period March 18, 2016 (commencement of operations), through March 31, 2016.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2017)*

		Lifetime
	1 year	(since 3/18/16)

Class A shares	–0.64%	0.67%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 1.10% for Class A shares as of the prospectus dated March 1, 2018 (unaudited). The net expense ratio is 1.03%. Expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2019. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment results and net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

4	American Funds Strategic Bond Fund

Summary investment portfolio December 31, 2017

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	27.65%
AAA/Aaa	1.59
AA/Aa	3.32
A/A	19.75
BBB/Baa	24.66
Below investment grade	12.51
Unrated	1.99
Short-term securities & other assets less liabilities	8.53

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated“ category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 91.47%	Principal amount (000)	Value (000)
Corporate bonds & notes 52.60%
Health care 9.16%
Abbott Laboratories 3.75% 2026	$2,410	$2,479
Anthem, Inc. 3.65% 2027	5,300	5,412
Becton, Dickinson and Co. 3.70% 2027	3,075	3,104
Centene Corp. 4.75% 2025	2,675	2,728
Johnson & Johnson 2.90% 2028	5,200	5,213
Johnson & Johnson 3.50% 2048	1,485	1,522
Shire PLC 2.40% 2021	3,040	2,994
Shire PLC 2.88%–3.20% 2023–2026	3,200	3,140
Teva Pharmaceutical Finance Company BV 2.20% 2021	5,250	4,799
Teva Pharmaceutical Finance Company BV 3.15%–4.10% 2026–2046	4,845	3,877
Other securities		15,689
		50,957

Energy 8.51%
Baker Hughes, a GE Co. 3.337% 2027[1]	2,750	2,748
Baker Hughes, a GE Co. 4.08% 2047[1]	2,750	2,801
Energy Transfer Partners, LP 6.625% 2049	2,700	2,627
Energy Transfer Partners, LP 4.20%–6.13% 2026–2047	4,580	4,673
EQT Corp. 3.90% 2027	2,500	2,490
Marathon Oil Corp. 4.40% 2027	2,345	2,455
Other securities		29,560
		47,354

Utilities 6.26%
Enel Finance International SA 2.75% 2023[1]	4,000	3,946
Enel Finance International SA 3.50% 2028[1]	1,800	1,764
SCANA Corp. 4.13%–6.25% 2020–2022	4,150	4,290
South Carolina Electric & Gas Co. 4.10%–5.45% 2041–2065	2,500	2,807

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Utilities (continued)
Other securities		$22,017
		34,824

Industrials 5.21%
Beacon Roofing Supply, Inc. 4.875% 2025[1]	$2,600	2,623
Republic Services, Inc. 3.375% 2027	3,325	3,356
United Parcel Service, Inc., 2.50% 2023	5,300	5,274
United Parcel Service, Inc., 3.05% 2027	4,000	4,004
United Technologies Corp. 3.125% 2027	2,600	2,604
Other securities		11,114
		28,975

Consumer staples 4.91%
British American Tobacco PLC 2.76%–4.54% 2022–2047[1]	9,290	9,520
Philip Morris International Inc. 3.125% 2028	4,000	3,991
Reynolds American Inc. 5.85% 2045	205	257
Other securities		13,525
		27,293

Financials 4.86%
American Express Co. 3.00% 2024	3,900	3,899
Crédit Agricole SA 3.25% 2024[1]	3,750	3,730
Goldman Sachs Group, Inc. 2.905% 2023	3,690	3,668
Lloyds Banking Group PLC 2.907% 2023	4,100	4,069
Other securities		11,692
		27,058

Consumer discretionary 3.84%
Amazon.com, Inc. 3.15% 2027[1]	2,455	2,463
Other securities		18,905
		21,368

Materials 3.04%
Sherwin-Williams Co. 3.45% 2027	2,725	2,773
Other securities		14,113
		16,886

Information technology 2.99%
Broadcom Ltd. 3.00% 2022[1]	3,000	2,977
Broadcom Ltd. 3.63%–3.88% 2024–2027[1]	3,915	3,876
Other securities		9,802
		16,655

Telecommunication services 2.95%
AT&T Inc. 4.90% 2037	3,450	3,509
AT&T Inc. 5.15% 2050	2,405	2,426
AT&T Inc. 5.30% 2058	2,625	2,642
Verizon Communications Inc. 4.50% 2033	4,500	4,730
Other securities		3,109
		16,416

Real estate 0.87%
Other securities		4,834

Total corporate bonds & notes		292,620

U.S. Treasury bonds & notes 27.65%
U.S. Treasury inflation-protected securities 19.99%
U.S. Treasury Inflation-Protected Security 0.125% 2026[2,3]	9,828	9,604
U.S. Treasury Inflation-Protected Security 0.375% 2027[3]	77,040	76,641
U.S. Treasury Inflation-Protected Security 2.125% 2041[3]	2,929	3,840
U.S. Treasury Inflation-Protected Security 0.875% 2047[2,3]	13,386	13,911
U.S. Treasury Inflation-Protected Securities 0.13%–1.00% 2023–2046[2,3]	7,116	7,211
		111,207

6	American Funds Strategic Bond Fund

	Principal amount (000)		Value (000)
U.S. Treasury 7.66%
U.S. Treasury 1.875% 2020		$4,625	$4,612
U.S. Treasury 1.625% 2022		6,000	5,852
U.S. Treasury 2.00% 2022		7,528	7,461
U.S. Treasury 2.25% 2024		2,476	2,463
U.S. Treasury 2.25% 2027		11,376	11,221
U.S. Treasury 2.75% 2047		5,641	5,649
U.S. Treasury 1.00%–2.13% 2018–2024[2]		5,441	5,377
			42,635

Total U.S. Treasury bonds & notes			153,842

Bonds & notes of governments & government agencies outside the U.S. 8.74%
India (Republic of) 7.61%–7.88% 2030	INR	700,000	11,072
Japan 0.10% 2025–2026[3]		¥2,518,005	23,659
Portuguese Republic 5.125% 2024		$2,300	2,476
Saudi Arabia (Kingdom of) 2.875% 2023[1]		4,400	4,332
Other securities			7,076
			48,615

Municipals 2.38%
Illinois, G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[4]		2,800	2,800
Other securities			10,445
			13,245

Asset-backed obligations 0.10%
Other securities			567

Total bonds, notes & other debt instruments (cost: $505,102,000)			508,889

Short-term securities 7.19%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.53% due 1/18/2018		9,000	8,992
Ciesco LLC 1.75% due 3/21/2018[1]		12,800	12,750
ExxonMobil Corp. 1.40% due 1/23/2018		8,600	8,592
General Electric Co. 1.42% due 1/2/2018		9,700	9,698

Total short-term securities (cost: $40,037,000)			40,032
Total investment securities 98.66% (cost: $545,139,000)			548,921
Other assets less liabilities 1.34%			7,429

Net assets 100.00%			$556,350

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $4,013,000, which represented ..72% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[5] (000)	Value at 12/31/2017[6] (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
10 Year U.S. Treasury Note Futures	Long	467	March 2018	$46,700	$57,930	$85
10 Year Ultra U.S. Treasury Note Futures	Short	53	March 2018	(5,300)	(7,079)	25
20 Year U.S. Treasury Bond Futures	Short	74	March 2018	(7,400)	(11,322)	(60)
30 Year Ultra U.S. Treasury Bond Futures	Short	223	March 2018	(22,300)	(37,387)	(195)
5 Year U.S. Treasury Note Futures	Long	1,885	April 2018	188,500	218,969	(911)
90 Day Euro Dollar Futures	Short	218	September 2018	(54,500)	(53,388)	(6)

American Funds Strategic Bond Fund	7

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount[5] (000)	Value at 12/31/2017[6] (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
90 Day Euro Dollar Futures	Long	1,905	December 2018	$476,250	$466,034	$(289)
90 Day Euro Dollar Futures	Short	1,080	December 2019	(270,000)	(263,709)	201
						$(1,150)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD4,512	BRL14,650	JPMorgan Chase	1/8/2018	$ 100
USD758	KRW825,000	Bank of America, N.A.	1/8/2018	(12)
USD1,470	KRW1,599,600	JPMorgan Chase	1/8/2018	(25)
BRL4,326	USD1,332	Citibank	1/8/2018	(29)
USD2,875	KRW3,145,000	Citibank	1/8/2018	(64)
USD11,112	INR720,000	HSBC Bank	1/8/2018	(155)
USD2,546	AUD3,350	HSBC Bank	1/9/2018	(68)
USD4,737	MXN90,000	HSBC Bank	1/10/2018	171
USD1,286	SGD1,730	JPMorgan Chase	1/10/2018	(8)
USD1,419	EUR1,200	Citibank	1/10/2018	(22)
USD1,444	AUD1,900	JPMorgan Chase	1/10/2018	(38)
USD4,413	CAD5,600	JPMorgan Chase	1/10/2018	(44)
USD3,003	AUD3,950	Barclays Bank PLC	1/10/2018	(79)
USD3,118	AUD4,100	Bank of America, N.A.	1/10/2018	(81)
USD933	JPY105,000	JPMorgan Chase	1/11/2018	1
USD159	SGD215	Bank of America, N.A.	1/11/2018	(1)
JPY1,223,770	USD10,878	JPMorgan Chase	1/11/2018	(10)
MXN9,892	USD515	Bank of America, N.A.	1/11/2018	(13)
USD760	AUD1,000	Bank of America, N.A.	1/11/2018	(20)
USD5,378	GBP4,000	JPMorgan Chase	1/11/2018	(25)
USD10,206	EUR8,650	Bank of America, N.A.	1/11/2018	(181)
USD912	MXN17,350	Citibank	1/12/2018	32
USD1,113	SGD1,500	JPMorgan Chase	1/12/2018	(9)
USD832	SEK7,025	Bank of America, N.A.	1/12/2018	(25)
USD2,739	MXN52,300	Bank of America, N.A.	1/17/2018	89
JPY428,054	USD3,811	Citibank	1/17/2018	(8)
USD3,787	CAD4,850	Citibank	1/17/2018	(72)
CAD17,982	USD13,987	Goldman Sachs	1/18/2018	323
USD3,983	SEK33,500	Goldman Sachs	1/18/2018	(106)
USD7,585	PLN27,000	Goldman Sachs	1/18/2018	(172)
JPY1,120,000	USD9,897	Bank of America, N.A.	1/19/2018	54
USD1,922	JPY216,000	Bank of America, N.A.	1/19/2018	3
USD2,483	JPY280,000	HSBC Bank	1/22/2018	(5)
USD4,618	EUR3,900	UBS AG	1/22/2018	(69)
USD6,258	JPY700,000	Citibank	1/23/2018	37
USD2,840	AUD3,700	Citibank	1/23/2018	(47)
USD414	AUD550	Goldman Sachs	1/24/2018	(15)
USD1,851	SGD2,500	Goldman Sachs	1/24/2018	(19)
				$(612)

8	American Funds Strategic Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
1.345%	U.S. EFFR	1/31/2018		$1,152,000	$(60)	$—	$(60)
1.3475%	U.S. EFFR	1/31/2018		1,868,000	(92)	—	(92)
1.2975%	3-month Canada BA	7/5/2018	C$	265,152	(374)	—	(374)
1.76625%	3-month Canada BA	9/25/2018		122,000	21	—	21
1.7725%	3-month Canada BA	9/26/2018		122,700	25	—	25
7.48%	28-day MXN-TIIE	1/11/2019	MXN	690,000	(204)	—	(204)
7.46%	28-day MXN-TIIE	1/24/2019		390,000	(125)	—	(125)
1.385%	U.S. EFFR	3/14/2019		$234,000	(920)	—	(920)
7.195%	28-day MXN-TIIE	4/15/2019	MXN	220,000	(122)	—	(122)
3-month USD-LIBOR	1.5135%	4/19/2019		$315,000	1,751	—	1,751
1.348%	U.S. EFFR	5/26/2019		85,000	(480)	—	(480)
7.51%	28-day MXN-TIIE	5/30/2019	MXN	410,000	(156)	—	(156)
3-month USD-LIBOR	1.504%	6/8/2019		$53,000	347	—	347
3-month USD-LIBOR	1.5055%	6/8/2019		53,000	345	—	345
1.337%	U.S. EFFR	6/8/2019		106,000	(640)	—	(640)
3-month USD-LIBOR	1.5395%	6/12/2019		53,000	324	—	324
1.367%	U.S. EFFR	6/12/2019		53,000	(299)	—	(299)
3-month USD-LIBOR	1.553%	6/14/2019		53,000	318	—	318
1.37%	U.S. EFFR	6/14/2019		53,000	(298)	—	(298)
3-month USD-LIBOR	1.555%	6/21/2019		53,000	331	—	331
1.362%	U.S. EFFR	6/21/2019		53,000	(311)	—	(311)
3-month USD-LIBOR	1.5445%	6/28/2019		53,000	351	—	351
1.351%	U.S. EFFR	6/28/2019		53,000	(326)	—	(326)
3-month USD-LIBOR	1.5655%	8/29/2019		102,000	725	—	725
1.726%	3-month USD-LIBOR	10/2/2019		53,000	(287)	—	(287)
1.8185%	3-month USD-LIBOR	10/31/2019		124,000	(482)	—	(482)
1.8725%	3-month USD-LIBOR	3/20/2020		52,000	(249)	—	(249)
7.14%	28-day MXN-TIIE	4/29/2020	MXN	448,450	(408)	—	(408)
6.78%	28-day MXN-TIIE	7/6/2020		213,540	(293)	—	(293)
1.63%	U.S. EFFR	2/22/2022		$32,700	(415)	—	(415)
3-month USD-LIBOR	1.9625%	5/3/2022		13,200	138	—	138
3-month USD-LIBOR	2.0075%	5/15/2022		20,500	176	—	176
6.99%	28-day MXN-TIIE	6/17/2022	MXN	130,000	(219)	—	(219)
3-month USD-LIBOR	2.029%	7/11/2022		$69,000	582	—	582
2.00965%	3-month USD-LIBOR	10/6/2022		52,000	(528)	—	(528)
1.9855%	3-month USD-LIBOR	10/17/2022		31,300	(351)	—	(351)
1.98%	3-month USD-LIBOR	10/17/2022		31,300	(359)	—	(359)
2.08613%	3-month USD-LIBOR	11/17/2022		21,300	(143)	—	(143)
2.08934%	3-month USD-LIBOR	11/17/2022		22,700	(149)	—	(149)
2.2025%	3-month USD-LIBOR	12/4/2022		11,000	(16)	—	(16)
2.27403%	3-month USD-LIBOR	12/29/2022		70,000	107	—	107
2.045%	3-month USD-LIBOR	3/24/2023		53,800	(326)	—	(326)
1.8875%	3-month USD-LIBOR	6/7/2023		33,600	(305)	—	(305)
1.569%	3-month USD-LIBOR	7/6/2023		40,500	(605)	—	(605)
1.615%	3-month USD-LIBOR	8/18/2023		73,000	(1,035)	—	(1,035)
2.42%	3-month USD-LIBOR	11/18/2023		50,000	9	—	9
2.031%	3-month USD-LIBOR	1/17/2024		8,700	(121)	—	(121)
3-month USD-LIBOR	2.0955%	2/10/2024		1,700	18	—	18
1.805%	U.S. EFFR	2/21/2024		48,000	(520)	—	(520)
3-month USD-LIBOR	2.3055%	3/7/2024		16,000	(26)	—	(26)
3-month USD-LIBOR	2.326%	3/7/2024		16,000	(45)	—	(45)
3-month USD-LIBOR	2.013%	6/29/2024		16,500	280	—	280
3-month USD-LIBOR	2.2375%	10/31/2024		8,000	31	—	31
2.524%	3-month USD-LIBOR	4/14/2025		9,000	42	—	42
2.354%	3-month USD-LIBOR	9/25/2025		109,600	(430)	—	(430)
6-month JPY-LIBOR	0.1277%	3/24/2026		¥500,000	42	—	42
6-month JPY-LIBOR	(0.0823)%	7/11/2026		1,200,000	233	—	233
3-month USD-LIBOR	1.6835%	11/2/2026		$3,900	213	—	213
3-month USD-LIBOR	1.688%	11/2/2026		2,100	114	—	114
28-day MXN-TIIE	8.07%	1/1/2027	MXN	180,000	(70)	—	(70)
28-day MXN-TIIE	8.135%	1/14/2027		102,000	(61)	—	(61)

American Funds Strategic Bond Fund	9

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
3-month USD-LIBOR	2.38%	2/15/2027		$13,100	$(14)	$—	$(14)
2.4805%	3-month USD-LIBOR	3/21/2027		27,000	246	—	246
2.3335%	3-month USD-LIBOR	3/29/2027		25,000	(84)	—	(84)
2.333%	3-month USD-LIBOR	3/29/2027		30,000	(103)	—	(103)
28-day MXN-TIIE	7.47%	4/5/2027	MXN	60,000	100	—	100
0.8153%	6-month EURIBOR	4/28/2027		€14,500	6	—	6
3-month SEK-STIBOR	1.125%	4/28/2027	SKr	138,000	(16)	—	(16)
3-month USD-LIBOR	2.293%	5/3/2027		$5,800	39	—	39
28-day MXN-TIIE	7.625%	5/20/2027	MXN	108,000	126	—	126
3-month USD-LIBOR	2.2935%	7/17/2027		$15,000	111	—	111
0.8518%	6-month EURIBOR	8/21/2027		€6,200	6	—	6
3-month SEK-STIBOR	1.215%	8/21/2027	SKr	60,000	(46)	—	(46)
2.2295%	3-month USD-LIBOR	9/22/2027		$9,800	(135)	—	(135)
3-month USD-LIBOR	2.388%	10/31/2027		89,000	(29)	—	(29)
3-month USD-LIBOR	2.31934%	11/17/2027		11,900	71	—	71
3-month USD-LIBOR	2.31613%	11/17/2027		11,100	70	—	70
3-month USD-LIBOR	2.679%	4/14/2030		4,800	(60)	—	(60)
3-month USD-LIBOR	2.514%	9/25/2030		58,300	175	—	175
3-month USD-LIBOR	2.35%	3/24/2031		11,700	213	—	213
3-month USD-LIBOR	2.22%	6/7/2031		7,300	217	—	217
3-month USD-LIBOR	1.8929%	7/6/2031		8,700	498	—	498
3-month USD-LIBOR	1.87%	8/18/2031		15,500	919	—	919
3-month USD-LIBOR	2.57%	11/18/2031		11,000	18	—	18
3-month USD-LIBOR	2.625%	2/21/2047		2,000	(39)	—	(39)
2.818%	3-month USD-LIBOR	3/15/2047		6,300	384	—	384
3-month USD-LIBOR	2.601%	4/6/2047		5,300	(74)	—	(74)
3-month USD-LIBOR	2.609%	4/6/2047		5,200	(81)	—	(81)
2.634%	3-month USD-LIBOR	7/11/2047		16,000	341	—	341
3-month USD-LIBOR	2.5015%	8/17/2047		4,600	33	—	33
3-month USD-LIBOR	2.5095%	8/17/2047		4,400	24	—	24
3-month USD-LIBOR	2.447%	9/19/2047		6,500	127	—	127
3-month USD-LIBOR	2.4675%	9/22/2047		9,100	137	—	137
3-month USD-LIBOR	2.479%	9/22/2047		4,100	52	—	52
2.53563%	3-month USD-LIBOR	10/3/2047		16,000	(3)	—	(3)
3-month USD-LIBOR	2.56315%	10/6/2047		11,500	(68)	—	(68)
3-month USD-LIBOR	2.495%	10/17/2047		6,700	59	—	59
3-month USD-LIBOR	2.4975%	10/17/2047		6,700	56	—	56
3-month USD-LIBOR	2.6355%	10/31/2047		8,200	(184)	—	(184)
3-month USD-LIBOR	2.57553%	12/29/2047		15,000	(133)	—	(133)
						$—	$(2,368)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2017 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$135,975	$(11,225)	$(10,890)	$(335)

10	American Funds Strategic Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $115,282,000, which represented 20.72% of the net assets of the fund.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $25,728,000, which represented 4.62% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Notional amount is calculated based on the number of contracts and notional contract size.
[6]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD = Australian dollars

BA = Banker’s acceptances

BRL = Brazilian reais

CAD/C$ = Canadian dollars

EFFR = Federal Funds Effective Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

GBP = British pounds

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

PLN = Polish zloty

SEK/SKr = Swedish kronor

SGD = Singapore dollars

STIBOR = Stockholm Interbank Offered Rate

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Strategic Bond Fund	11

Financial statements

Statement of assets and liabilities
at December 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $545,139)			$548,921
Cash denominated in currencies other than U.S. dollars (cost: $3,872)			3,938
Unrealized appreciation on open forward currency contracts			810
Receivables for:
Sales of investments	$2,508
Sales of fund’s shares	2,506
Closed forward currency contracts	224
Variation margin on futures contracts	368
Variation margin on swap contracts	1,706
Interest	3,780
Other	30		11,122
			564,791
Liabilities:
Unrealized depreciation on open forward currency contracts			1,422
Payables for:
Purchases of investments	3,205
Repurchases of fund’s shares	1,005
Closed forward currency contracts	19
Investment advisory services	261
Services provided by related parties	157
Trustees’ deferred compensation	—	*
Variation margin on futures contracts	193
Variation margin on swap contracts	2,024
Bank overdraft	38
Other	117		7,019
Net assets at December 31, 2017			$556,350

Net assets consist of:
Capital paid in on shares of beneficial interest			$559,645
Distributions in excess of net investment income			(1,647)
Distributions in excess of net realized gain			(920)
Net unrealized depreciation			(728)
Net assets at December 31, 2017			$556,350

*	Amount less than one thousand.

See Notes to Financial Statements

12	American Funds Strategic Bond Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (54,824 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$377,893	37,233	$10.15
Class C	21,934	2,167	10.12
Class T	10	1	10.15
Class F-1	10,435	1,029	10.14
Class F-2	66,484	6,550	10.15
Class F-3	22,916	2,259	10.14
Class 529-A	13,854	1,366	10.14
Class 529-C	3,850	380	10.12
Class 529-E	745	73	10.15
Class 529-T	10	1	10.15
Class 529-F-1	4,072	401	10.15
Class R-1	196	19	10.15
Class R-2	1,263	125	10.13
Class R-2E	26	3	10.15
Class R-3	1,942	191	10.14
Class R-4	1,947	192	10.15
Class R-5E	25	3	10.16
Class R-5	603	59	10.15
Class R-6	28,145	2,772	10.15

See Notes to Financial Statements

American Funds Strategic Bond Fund	13

Statement of operations
for the year ended December 31, 2017	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $36)		$14,563
Fees and expenses*:
Investment advisory services	$2,440
Distribution services	1,113
Transfer agent services	366
Administrative services	96
Reports to shareholders	48
Registration statement and prospectus	299
Trustees’ compensation	2
Auditing and legal	78
Custodian	21
Other	101
Total fees and expenses before waivers/reimbursements	4,564
Less waivers/reimbursements of fees and expenses:
Investment advisory services waiver	4
Less miscellaneous reimbursements	278
Total fees and expenses after waivers/reimbursements		4,282
Net investment income		10,281

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,484
Futures contracts	4,032
Forward currency contracts	159
Swap contracts	(5,094)
Currency transactions	(629)	2,952
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $112)	7,238
Futures contracts	(787)
Forward currency contracts	(2,303)
Swap contracts	(6,222)
Currency translations	69	(2,005)
Net realized gain and unrealized depreciation		947
Net increase in net assets resulting from operations		$11,228

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

14	American Funds Strategic Bond Fund

Statements of changes in net assets

(dollars in thousands)

		For the period
	Year ended	March 18,
	December 31,	2016* to
	2017	December 31, 2016
Operations:
Net investment income	$10,281	$2,384
Net realized gain (loss)	2,952	(4,329)
Net unrealized (depreciation) appreciation	(2,005)	1,277
Net increase (decrease) in net assets resulting from operations	11,228	(668)

Dividends, distributions and return of capital paid to shareholders:
Dividends from net investment income	(5,031)	(1,046)
Distributions from net realized gain on investments	(5,218)	(2,559)
Return of capital	(442)	—
Total dividends, distributions and return of capital paid to shareholders	(10,691)	(3,605)

Net capital share transactions	270,213	289,873

Total increase in net assets	270,750	285,600

Net assets:
Beginning of year	285,600	—
End of year (including distributions in excess of and undistributed net investment income: $(1,647) and $1,481, respectively)	$556,350	$285,600

*	Commencement of operations.

See Notes to Financial Statements

American Funds Strategic Bond Fund	15

Notes to financial statements

1. Organization

American Funds Strategic Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

16	American Funds Strategic Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

American Funds Strategic Bond Fund	17

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2017 (dollars in thousands):

		Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$292,620	$—	$292,620
U.S. Treasury bonds & notes	—	153,842	—	153,842
Bonds & notes of governments & government agencies outside the U.S.	—	48,615	—	48,615
Municipals	—	13,245	—	13,245
Asset-backed obligations	—	567	—	567
Short-term securities	—	40,032	—	40,032
Total	$—	$548,921	$—	$548,921

		Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$311	$—	$—	$311
Unrealized appreciation on open forward currency contracts	—	810	—	810
Unrealized appreciation on interest rate swaps	—	10,551	—	10,551
Liabilities:
Unrealized depreciation on futures contracts	(1,461)	—	—	(1,461)
Unrealized depreciation on open forward currency contracts	—	(1,422)	—	(1,422)
Unrealized depreciation on interest rate swaps	—	(12,919)	—	(12,919)
Unrealized depreciation on credit default swaps	—	(335)	—	(335)
Total	$(1,150)	$(3,315)	$—	$(4,465)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

18	American Funds Strategic Bond Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

American Funds Strategic Bond Fund	19

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale

20	American Funds Strategic Bond Fund

of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $678,878,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $100,953,000.

American Funds Strategic Bond Fund	21

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $9,921,009,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $105,795,000.

22	American Funds Strategic Bond Fund

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Net unrealized appreciation*	$311	Net unrealized depreciation*	$1,461
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	810	Unrealized depreciation on open forward currency contracts	1,422
Forward currency	Currency	Receivables for closed forward currency contracts	224	Payables for closed forward currency contracts	19
Swaps	Interest	Net unrealized appreciation*	10,551	Net unrealized depreciation*	12,919
Swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	335
			$11,896		$16,156

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$4,032	Net unrealized depreciation on futures contracts	$(787)
Forward currency	Currency	Net realized gain on forward currency contracts	159	Net unrealized depreciation on forward currency contracts	(2,303)
Swaps	Interest	Net realized gain on swap contracts	449	Net unrealized depreciation on swap contracts	(6,946)
Swaps	Credit	Net realized loss on swap contracts	(5,543)	Net unrealized appreciation on swap contracts	724
			$(903)		$(9,312)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

American Funds Strategic Bond Fund	23

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$182	$(182)	$—	$—	$—
Citibank	69	(69)	—	—	—
Goldman Sachs	323	(312)	—	—	11
HSBC Bank	171	(171)	—	—	—
JPMorgan Chase	289	(177)	(112)	—	—
Total	$1,034	$(911)	$(112)	$—	$11
Liabilities:
Bank of America, N.A.	$335	$(182)	$—	$—	$153
Barclays Bank PLC	79	—	—	—	79
Citibank	242	(69)	—	—	173
Goldman Sachs	312	(312)	—	—	—
HSBC Bank	227	(171)	—	—	56
JPMorgan Chase	177	(177)	—	—	—
UBS AG	69	—	—	—	69
Total	$1,441	$(911)	$—	$—	$530

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold and income on certain investments. The fiscal

24	American Funds Strategic Bond Fund

year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2017, the fund reclassified $8,377,000 from distributions in excess of net investment income to distributions in excess of net realized gain and $1,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Distributions in excess of ordinary income	$442
Late year loss deferral*	3,220
Post-October capital loss deferral*	1,636
Gross unrealized appreciation on investments	17,908
Gross unrealized depreciation on investments	(20,997)
Net unrealized depreciation on investments	(3,089)
Cost of investments	558,436

*	These deferrals are considered incurred in the subsequent year.

For the period ended December 31, 2017, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2017							For the period March 18, 2016[1] to December 31, 2016
Share class	Ordinary income		Long-term capital gains	Return of capital		Total paid		Ordinary income		Long-term capital gains		Total paid
Class A	$6,933		$—	$298		$7,231		$2,350		$188		$2,538
Class B2	—		—	—		—		1		—	[3]	1
Class C	286		—	11		297		96		10		106
Class T4	—	[3]	—	—	[3]	—	[3]					—
Class F-1	184		—	8		192		39		3		42
Class F-2	1,343		—	58		1,401		496		38		534
Class F-3[5]	432		—	21		453						—
Class 529-A	223		—	10		233		41		4		45
Class 529-B2	—	[3]	—	—		—	[3]	—	[3]	—	[3]	—
Class 529-C	47		—	2		49		13		1		14
Class 529-E	12		—	—	[3]	12		3		—	[3]	3
Class 529-T4	—	[3]	—	—	[3]	—	[3]					—
Class 529-F-1	80		—	3		83		16		1		17
Class R-1	3		—	—	[3]	3		—	[3]	—	[3]	—
Class R-2	14		—	1		15		5		1		6
Class R-2E	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]	—
Class R-3	29		—	2		31		1		—	[3]	1
Class R-4	36		—	1		37		12		1		13
Class R-5E	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]	—
Class R-5	11		—	1		12		—	[3]	—	[3]	—
Class R-6	616		—	26		642		265		20		285
Total	$10,249		$—	$442		$10,691		$3,338		$267		$3,605

[1]	Commencement of operations.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

American Funds Strategic Bond Fund	25

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.570% of average daily net assets. During the year ended December 31, 2017, CRMC voluntarily reduced the investment advisory services fee to a proposed annualized rate of 0.500% on such assets in excess of $500 million. For the year ended December 31, 2017, total investment advisory services fees waived by CRMC were $4,000. As a result, the fee of $2,440,000 shown on the statement of operations was reduced to $2,436,000, both of which were equivalent to an annualized rate of 0.570% of average daily net assets.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended December 31, 2017, total fees and expenses reimbursed by CRMC were $278,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the

26	American Funds Strategic Bond Fund

average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$849		$277		$30		Not applicable
Class B1	—	[2]	—	[2]	Not applicable		Not applicable
Class C	175		17		9		Not applicable
Class T3	—		—	[2]	—	[2]	Not applicable
Class F-1	18		10		4		Not applicable
Class F-2	Not applicable		48		26		Not applicable
Class F-3[4]	Not applicable		—	[2]	7		Not applicable
Class 529-A	24		7		4		$6
Class 529-B1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-C	30		3		1		2
Class 529-E	2		—	[2]	—	[2]	—	[2]
Class 529-T3	—		—	[2]	—	[2]	—	[2]
Class 529-F-1	—		3		2		2
Class R-1	1		—	[2]	—	[2]	Not applicable
Class R-2	6		1		—	[2]	Not applicable
Class R-2E	—	[2]	—	[2]	—	[2]	Not applicable
Class R-3	5		1		—	[2]	Not applicable
Class R-4	3		1		1		Not applicable
Class R-5E	Not applicable		—	[2]	—	[2]	Not applicable
Class R-5	Not applicable		—	[2]	—	[2]	Not applicable
Class R-6	Not applicable		(2)		12		Not applicable
Total class-specific expenses	$1,113		$366		$96		$10

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2017.

American Funds Strategic Bond Fund	27

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class A	$233,716		22,805		$6,334		622		$(60,137)	(5,855)	$179,913	17,572
Class B2	1		—	[3]	—		—		(49)	(5)	(48)	(5)
Class C	16,641		1,630		294		29		(5,725)	(560)	11,210	1,099
Class T4	10		1		—		—		—	—	10	1
Class F-1	9,900		966		192		19		(2,907)	(283)	7,185	702
Class F-2	51,107		4,988		1,391		137		(27,717)	(2,717)	24,781	2,408
Class F-3[5]	24,797		2,429		401		39		(2,157)	(209)	23,041	2,259
Class 529-A	11,410		1,113		233		23		(1,488)	(145)	10,155	991
Class 529-B2	—		—		—	[3]	—	[3]	(17)	(2)	(17)	(2)
Class 529-C	3,746		366		49		5		(1,488)	(145)	2,307	226
Class 529-E	550		54		12		1		(27)	(3)	535	52
Class 529-T4	10		1		—	[3]	—	[3]	—	—	10	1
Class 529-F-1	2,267		223		83		8		(306)	(30)	2,044	201
Class R-1	148		15		2		—	[3]	(82)	(9)	68	6
Class R-2	1,107		108		14		2		(347)	(33)	774	77
Class R-2E	—	[3]	—	[3]	—	[3]	—	[3]	—	—	— [3]	— [3]
Class R-3	2,008		196		31		3		(171)	(17)	1,868	182
Class R-4	1,349		131		36		4		(203)	(20)	1,182	115
Class R-5E	—		—		—		—		—	—	—	—
Class R-5	574		55		11		1		— [3]	— [2]	585	56
Class R-6	4,040		392		642		63		(72)	(6)	4,610	449
Total net increase (decrease)	$363,381		35,473		$9,725		956		$(102,893)	(10,039)	$270,213	26,390

For the period March 18, 2016[6] to December 31, 2016

Class A	$214,336		21,045		$1,799		181		$(15,994)	(1,565)	$200,141	19,661
Class B	94		9		—	[3]	—	[3]	(45)	(4)	49	5
Class C	12,637		1,235		105		11		(1,809)	(178)	10,933	1,068
Class F-1	4,154		405		42		4		(844)	(82)	3,352	327
Class F-2	47,734		4,652		510		51		(5,735)	(561)	42,509	4,142
Class 529-A	3,955		386		44		4		(158)	(15)	3,841	375
Class 529-B	31		3		1		—	[3]	(14)	(1)	18	2
Class 529-C	1,617		158		15		2		(56)	(6)	1,576	154
Class 529-E	304		30		3		—	[3]	(90)	(9)	217	21
Class 529-F-1	2,042		201		17		2		(21)	(3)	2,038	200
Class R-1	125		13		—		—		—	—	125	13
Class R-2	492		47		5		1		—	—	497	48
Class R-2E	25		3		—		—		—	—	25	3
Class R-3	95		9		1		—	[3]	— [3]	— [3]	96	9
Class R-4	1,634		159		12		1		(855)	(83)	791	77
Class R-5E	25		3		—		—		—	—	25	3
Class R-5	25		3		—		—		—	—	25	3
Class R-6	23,332		2,295		284		28		(1)	— [3]	23,615	2,323
Total net increase (decrease)	$312,657		30,656		$2,838		285		$(25,622)	(2,507)	$289,873	28,434

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Commencement of operations.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $618,224,000 and $436,319,000, respectively, during the period ended December 31, 2017.

28	American Funds Strategic Bond Fund

Financial highlights

		Income from investment operations[1]				Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
12/31/2017	$10.05	$.24	$.08		$.32	$(.11)	$(.10)	$(.01)	$(.22)	$10.15	3.23%		$377,893	1.09%		1.02%		2.38%
12/31/2016[4,5]	10.00	.15	.05		.20	(.05)	(.10)	—	(.15)	10.05	1.87	[6,7]	197,493	1.03	[7,8]	1.02	[7,8]	1.89	[7,8]
Class C:
12/31/2017	10.02	.17	.07		.24	(.03)	(.10)	(.01)	(.14)	10.12	2.42		21,934	1.84		1.77		1.63
12/31/2016[4,5]	10.00	.07	.06		.13	(.01)	(.10)	—	(.11)	10.02	1.32	[6]	10,704	1.78	[8]	1.77	[8]	.84	[8]
Class T:
12/31/2017[4,9]	10.16	.20	—	[10]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.99	[6,7]	10	.79	[7,8]	.71	[7,8]	2.71	[7,8]
Class F-1:
12/31/2017	10.04	.24	.07		.31	(.10)	(.10)	(.01)	(.21)	10.14	3.11		10,435	1.12		1.05		2.37
12/31/2016[4,5]	10.00	.14	.05		.19	(.05)	(.10)	—	(.15)	10.04	1.87	[6]	3,288	1.06	[8]	1.05	[8]	1.73	[8]
Class F-2:
12/31/2017	10.04	.27	.08		.35	(.13)	(.10)	(.01)	(.24)	10.15	3.47		66,484	.85		.79		2.61
12/31/2016[4,5]	10.00	.15	.06		.21	(.07)	(.10)	—	(.17)	10.04	2.03	[6]	41,608	.80	[8]	.79	[8]	1.80	[8]
Class F-3:
12/31/2017[4,11]	10.10	.27	.02		.29	(.14)	(.10)	(.01)	(.25)	10.14	2.85	[6]	22,916	.70	[8]	.62	[8]	2.81	[8]
Class 529-A:
12/31/2017	10.04	.24	.07		.31	(.10)	(.10)	(.01)	(.21)	10.14	3.05		13,854	1.19		1.12		2.30
12/31/2016[4,5]	10.00	.12	.07		.19	(.05)	(.10)	—	(.15)	10.04	1.83	[6]	3,768	1.16	[8]	1.15	[8]	1.48	[8]

See end of table for footnotes.

American Funds Strategic Bond Fund	29

Financial highlights (continued)

		Income from investment operations[1]				Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2017	$10.02	$.16	$.08		$.24	$(.03)	$(.10)	$(.01)	$(.14)	$10.12	2.35%		$3,850	1.90%		1.83%		1.58%
12/31/2016[4,5]	10.00	.05	.09		.14	(.02)	(.10)	—	(.12)	10.02	1.32	[6]	1,543	1.82	[8]	1.81	[8]	.63	[8]
Class 529-E:
12/31/2017	10.04	.22	.08		.30	(.08)	(.10)	(.01)	(.19)	10.15	3.02		745	1.32		1.24		2.18
12/31/2016[4,5]	10.00	.15	.02		.17	(.03)	(.10)	—	(.13)	10.04	1.72	[6,7]	213	1.21	[7,8]	1.20	[7,8]	1.86	[7,8]
Class 529-T:
12/31/2017[4,9]	10.16	.20	—	[10]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.95	[6,7]	10	.84	[7,8]	.76	[7,8]	2.66	[7,8]
Class 529-F-1:
12/31/2017	10.04	.26	.08		.34	(.12)	(.10)	(.01)	(.23)	10.15	3.41		4,072	.91		.85		2.55
12/31/2016[4,5]	10.00	.12	.08		.20	(.06)	(.10)	—	(.16)	10.04	2.00	[6]	2,015	.85	[8]	.84	[8]	1.47	[8]
Class R-1:
12/31/2017	10.05	.18	.08		.26	(.05)	(.10)	(.01)	(.16)	10.15	2.57	[7]	196	1.71	[7]	1.64	[7]	1.79	[7]
12/31/2016[4,5]	10.00	.19	.02		.21	(.06)	(.10)	—	(.16)	10.05	2.09	[6,7]	126	.82	[7,8]	.82	[7,8]	2.40	[7,8]
Class R-2:
12/31/2017	10.03	.19	.07		.26	(.05)	(.10)	(.01)	(.16)	10.13	2.59		1,263	1.65		1.58		1.82
12/31/2016[4,5]	10.00	.08	.09		.17	(.04)	(.10)	—	(.14)	10.03	1.63	[6]	486	1.47	[8]	1.46	[8]	.94	[8]
Class R-2E:
12/31/2017	10.05	.27	.08		.35	(.14)	(.10)	(.01)	(.25)	10.15	3.43	[7]	26	.87	[7]	.71	[7]	2.67	[7]
12/31/2016[4,5]	10.00	.20	.01		.21	(.06)	(.10)	—	(.16)	10.05	2.10	[6,7]	25	.79	[7,8]	.78	[7,8]	2.43	[7,8]

30	American Funds Strategic Bond Fund

		Income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class R-3:
12/31/2017	$10.05	$.23	$.06	$.29	$(.09)	$(.10)	$(.01)	$(.20)	$10.14	2.98%		$1,942	1.33%		1.24%		2.23%
12/31/2016[4,5]	10.00	.13	.07	.20	(.05)	(.10)	—	(.15)	10.05	1.83	[6,7]	95	1.09	[7,8]	1.08	[7,8]	1.57	[7,8]
Class R-4:
12/31/2017	10.04	.25	.08	.33	(.11)	(.10)	(.01)	(.22)	10.15	3.26		1,947	1.06		.99		2.42
12/31/2016[4,5]	10.00	.01	.19	.20	(.06)	(.10)	—	(.16)	10.04	1.94	[6]	771	1.01	[8]	1.00	[8]	.18	[8]
Class R-5E:
12/31/2017	10.05	.28	.08	.36	(.14)	(.10)	(.01)	(.25)	10.16	3.54		25	.85		.70		2.68
12/31/2016[4,5]	10.00	.20	.01	.21	(.06)	(.10)	—	(.16)	10.05	2.10	[6]	25	.78	[8]	.78	[8]	2.43	[8]
Class R-5:
12/31/2017	10.05	.28	.06	.34	(.13)	(.10)	(.01)	(.24)	10.15	3.41		603	.76		.68		2.74
12/31/2016[4,5]	10.00	.20	.01	.21	(.06)	(.10)	—	(.16)	10.05	2.09	[6]	25	.78	[8]	.78	[8]	2.43	[8]
Class R-6:
12/31/2017	10.05	.28	.07	.35	(.14)	(.10)	(.01)	(.25)	10.15	3.46		28,145	.75		.69		2.70
12/31/2016[4,5]	10.00	.07	.15	.22	(.07)	(.10)	—	(.17)	10.05	2.16	[6]	23,350	.72	[8]	.71	[8]	.89	[8]

	Year ended	For the period
	December 31, 2017	3/18/2016 to 12/31/2016[4,5,6]
Portfolio turnover rate for all share classes	428%	539%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Based on operations for a period that is less than a full year.
[5]	For the period March 18, 2016, commencement of operations, through December 31, 2016.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Annualized.
[9]	Class T and 529-T shares began investment operations on April 7, 2017.
[10]	Amount less than $.01.
[11]	Class F-3 shares began investment operations on January 27, 2017.

See Notes to Financial Statements

American Funds Strategic Bond Fund	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 14, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

32	American Funds Strategic Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Strategic Bond Fund	33

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2017	12/31/2017	during period*	expense ratio
Class A – actual return	$1,000.00	$1,007.15	$4.76	.94%
Class A – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class C – actual return	1,000.00	1,002.41	8.63	1.71
Class C – assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class T – actual return	1,000.00	1,007.30	3.64	.72
Class T – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class F-1 – actual return	1,000.00	1,005.99	5.01	.99
Class F-1 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class F-2 – actual return	1,000.00	1,008.38	3.54	.70
Class F-2 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-3 – actual return	1,000.00	1,007.80	3.09	.61
Class F-3 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-A – actual return	1,000.00	1,005.78	5.36	1.06
Class 529-A – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class 529-C – actual return	1,000.00	1,002.02	8.93	1.77
Class 529-C – assumed 5% return	1,000.00	1,016.28	9.00	1.77
Class 529-E – actual return	1,000.00	1,006.05	6.02	1.19
Class 529-E – assumed 5% return	1,000.00	1,019.21	6.06	1.19
Class 529-T – actual return	1,000.00	1,007.06	3.84	.76
Class 529-T – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-F-1 – actual return	1,000.00	1,008.02	3.90	.77
Class 529-F-1 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class R-1 – actual return	1,000.00	1,004.07	7.93	1.57
Class R-1 – assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class R-2 – actual return	1,000.00	1,002.99	7.98	1.58
Class R-2 – assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class R-2E – actual return	1,000.00	1,007.68	3.29	.65
Class R-2E – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-3 – actual return	1,000.00	1,006.04	6.12	1.21
Class R-3 – assumed 5% return	1,000.00	1,019.11	6.16	1.21
Class R-4 – actual return	1,000.00	1,007.27	4.76	.94
Class R-4 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-5E – actual return	1,000.00	1,008.71	3.14	.62
Class R-5E – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5 – actual return	1,000.00	1,007.63	3.29	.65
Class R-5 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-6 – actual return	1,000.00	1,007.91	2.99	.59
Class R-6 – assumed 5% return	1,000.00	1,022.23	3.01	.59

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2017:

Qualified dividend income	$142,000
Corporate dividends received deduction	$142,000
U.S. government income that may be exempt from state taxation	$2,670,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

34	American Funds Strategic Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2015	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	77	None
Leonard R. Fuller, 1946	2015	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2015	Private investor	80	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2015	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2015	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2015	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	67	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

American Funds Strategic Bond Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
		Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Damien J. McCann, 1977 Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	American Funds Strategic Bond Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2017, portfolio of American Funds Strategic Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$26,000
2017	$74,000

b) Audit-Related Fees:
2016	None
2017	None

c) Tax Fees:
2016	None
2017	$3,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,098,000
2017	$1,429,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	None
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,244,000 for fiscal year 2016 and $1,518,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Strategic Bond FundSM

Investment portfolio

December 31, 2017

Bonds, notes & other debt instruments 91.47% Corporate bonds & notes 52.60% Health care 9.16%	Principal?amount (000)	Value (000)
Abbott Laboratories 3.40% 2023	$655	$667
Abbott Laboratories 3.75% 2026	2,410	2,479
AbbVie Inc. 4.45% 2046	995	1,085
AmerisourceBergen Corp. 4.30% 2047	1,375	1,384
Anthem, Inc. 3.65% 2027	5,300	5,412
Becton, Dickinson and Co. 2.894% 2022	1,140	1,134
Becton, Dickinson and Co. 3.70% 2027	3,075	3,104
Cardinal Health, Inc. 4.368% 2047	1,310	1,306
Catalent, Inc. 4.875% 20261	725	730
Centene Corp. 4.75% 2025	2,675	2,728
Concordia Healthcare Corp. 9.00% 20221	625	537
Concordia Healthcare Corp. 9.50% 20221	575	55
Johnson & Johnson 2.90% 2028	5,200	5,213
Johnson & Johnson 3.50% 2048	1,485	1,522
Kinetic Concepts, Inc. 12.50% 20211	365	412
Molina Healthcare, Inc. 5.375% 2022	2,000	2,095
Multiplan, Inc. 8.50% 20221,2	1,345	1,399
Shire PLC 2.40% 2021	3,040	2,994
Shire PLC 2.875% 2023	1,315	1,294
Shire PLC 3.20% 2026	1,885	1,846
Tenet Healthcare Corp. 4.625% 20241	1,944	1,903
Teva Pharmaceutical Finance Company BV 2.20% 2021	5,250	4,799
Teva Pharmaceutical Finance Company BV 3.15% 2026	2,800	2,315
Teva Pharmaceutical Finance Company BV 4.10% 2046	2,045	1,562
Valeant Pharmaceuticals International, Inc. 7.50% 20211	575	587
Valeant Pharmaceuticals International, Inc. 6.50% 20221	225	237
Valeant Pharmaceuticals International, Inc. 5.875% 20231	950	882
Valeant Pharmaceuticals International, Inc. 7.00% 20241	425	456
Valeant Pharmaceuticals International, Inc. 9.00% 20251	785	820
		50,957
Energy 8.51%
Anadarko Petroleum Corp. 5.55% 2026	1,805	2,028
Andeavor Logistics LP 3.50% 2022	2,245	2,243
Andeavor Logistics LP 4.25% 2027	2,230	2,253
Baker Hughes, a GE Co. 3.337% 20271	2,750	2,748
Baker Hughes, a GE Co. 4.08% 20471	2,750	2,801
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 20221	1,010	1,055
Canadian Natural Resources Ltd. 2.95% 2023	325	324
Canadian Natural Resources Ltd. 3.85% 2027	605	618
Canadian Natural Resources Ltd. 4.95% 2047	385	432
Cenovus Energy Inc. 4.25% 2027	250	250
Cenovus Energy Inc. 5.25% 2037	523	540
Cenovus Energy Inc. 5.40% 2047	364	384
Chesapeake Energy Corp. 8.00% 20251	850	860
Enbridge Energy Partners, LP 5.875% 2025	155	176

American Funds Strategic Bond Fund — Page 1 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Enbridge Energy Partners, LP 7.375% 2045	$905	$1,206
Energy Transfer Partners, LP 4.75% 2026	710	738
Energy Transfer Partners, LP 4.20% 2027	210	209
Energy Transfer Partners, LP 6.125% 2045	470	512
Energy Transfer Partners, LP 5.30% 2047	1,000	997
Energy Transfer Partners, LP 5.40% 2047	2,190	2,217
Energy Transfer Partners, LP 6.625% 2049	2,700	2,627
EnLink Midstream Partners, LP 4.85% 2026	400	420
EnLink Midstream Partners, LP 5.45% 2047	610	646
EQT Corp. 3.00% 2022	610	604
EQT Corp. 3.90% 2027	2,500	2,490
Halliburton Co. 5.00% 2045	570	657
Kinder Morgan, Inc. 5.55% 2045	1,200	1,317
Marathon Oil Corp. 4.40% 2027	2,345	2,455
MPLX LP 4.125% 2027	230	236
MPLX LP 5.20% 2047	260	286
NGL Energy Partners LP 6.875% 2021	475	487
NGPL PipeCo LLC 4.375% 20221	220	225
NGPL PipeCo LLC 4.875% 20271	260	271
Peabody Energy Corp. 6.00% 20221	125	130
Peabody Energy Corp. 6.375% 20251	125	130
Petrobras Global Finance Co. 7.375% 2027	885	976
Petrobras Global Finance Co. 5.999% 20281	2,175	2,183
Petrobras Global Finance Co. 7.25% 2044	300	313
Petróleos Mexicanos 6.75% 2047	685	717
Phillips 66 Partners LP 4.90% 2046	225	239
QEP Resources, Inc. 5.625% 2026	350	356
Range Resources Corp. 4.875% 2025	600	582
Royal Dutch Shell PLC 3.75% 2046	690	705
Sabine Pass Liquefaction, LLC 4.20% 2028	280	284
Schlumberger BV 4.00% 20251	500	526
Southwestern Energy Co. 6.70% 2025	615	642
Teekay Corp. 8.50% 2020	1,000	1,022
Valero Energy Partners LP 4.375% 2026	900	942
Western Gas Partners LP 4.65% 2026	255	265
Williams Partners LP 5.10% 2045	1,840	2,030
		47,354
Utilities 6.26%
American Electric Power Co., Inc. 3.20% 2027	1,125	1,119
Centerpoint Energy, Inc., 2.50% 2022	565	557
Consolidated Edison Company of New York, Inc. 4.00% 2057	1,400	1,468
Duke Energy Carolinas, Inc. 3.70% 2047	1,175	1,212
Duke Energy Corp. 3.15% 2027	855	850
Emera Inc. 6.75% 2076	475	537
Emera US Finance LP 4.75% 2046	475	522
Enel Finance International SA 2.75% 20231	4,000	3,946
Enel Finance International SA 3.50% 20281	1,800	1,764
Exelon Corp. 3.497% 2022	1,500	1,530
FirstEnergy Corp. 3.90% 2027	1,055	1,083
FirstEnergy Corp. 3.50% 20281	780	782
FirstEnergy Corp. 4.85% 2047	1,060	1,187
Great Plains Energy Inc. 4.20% 2047	400	425
Pacific Gas and Electric Co. 2.45% 2022	575	564

American Funds Strategic Bond Fund — Page 2 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Pacific Gas and Electric Co. 3.25% 2023	$975	$985
Pacific Gas and Electric Co. 3.30% 20271	600	595
Pacific Gas and Electric Co. 3.30% 2027	556	552
Pacific Gas and Electric Co. 3.95% 20471	525	523
Pennsylvania Electric Co. 3.25% 20281	1,915	1,888
Public Service Enterprise Group Inc. 2.00% 2021	930	909
Public Service Enterprise Group Inc. 2.65% 2022	2,275	2,257
SCANA Corp. 6.25% 2020	675	717
SCANA Corp. 4.75% 2021	1,375	1,427
SCANA Corp. 4.125% 2022	2,100	2,146
South Carolina Electric & Gas Co. 5.45% 2041	1,275	1,511
South Carolina Electric & Gas Co. 4.35% 2042	400	419
South Carolina Electric & Gas Co. 4.10% 2046	550	561
South Carolina Electric & Gas Co. 5.10% 2065	275	316
Southwestern Public Service Co. 3.70% 2047	1,145	1,174
Virginia Electric and Power Co., Series B, 3.80% 2047	1,250	1,298
		34,824
Industrials 5.21%
3M Co. 2.25% 2023	1,435	1,424
Beacon Roofing Supply, Inc. 4.875% 20251	2,600	2,623
Bohai Financial Investment Holding Co., Ltd. 4.50% 20231	450	431
Bohai Financial Investment Holding Co., Ltd. 5.50% 20241	1,325	1,318
ERAC USA Finance Co. 4.20% 20461	845	830
FedEx Corp. 4.40% 2047	655	701
Hardwoods Acquisition Inc 7.50% 20211	1,170	1,082
JELD-WEN Holding, Inc. 4.625% 20251	565	571
Multi-Color Corp. 4.875% 20251	580	584
Navistar International Corp. 6.625% 20251	1,400	1,464
Northrop Grumman Corp., 3.25% 2028	1,875	1,881
Northrop Grumman Corp., 4.03% 2047	790	828
Republic Services, Inc. 3.375% 2027	3,325	3,356
United Parcel Service, Inc., 2.50% 2023	5,300	5,274
United Parcel Service, Inc., 3.05% 2027	4,000	4,004
United Technologies Corp. 3.125% 2027	2,600	2,604
		28,975
Consumer staples 4.91%
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.953% 20253,4,5	500	489
British American Tobacco PLC 2.764% 20221	995	990
British American Tobacco PLC 3.222% 20241	2,150	2,153
British American Tobacco PLC 3.557% 20271	1,845	1,851
British American Tobacco PLC 4.39% 20371	2,150	2,255
British American Tobacco PLC 4.54% 20471	2,150	2,271
Church & Dwight Co., Inc. 3.15% 2027	1,500	1,480
Church & Dwight Co., Inc. 3.95% 2047	1,395	1,405
Colgate-Palmolive Co. 3.70% 2047	1,245	1,276
Constellation Brands, Inc. 2.65% 2022	2,090	2,070
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 7.069% 20233,4,5	897	897
Molson Coors Brewing Co. 3.00% 2026	570	559
Philip Morris International Inc. 2.625% 2022	695	695
Philip Morris International Inc. 3.125% 2028	4,000	3,991
Post Holdings, Inc. 5.625% 20281	1,220	1,226
Procter & Gamble Co. 3.50% 2047	2,000	2,023

American Funds Strategic Bond Fund — Page 3 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
Reckitt Benckiser Group PLC 2.75% 20241	$1,435	$1,405
Reynolds American Inc. 5.85% 2045	205	257
		27,293
Financials 4.86%
American Express Co. 3.00% 2024	3,900	3,899
Charles Schwab Corp, Series E, junior subordinated 4.625% 2049	1,875	1,914
Crédit Agricole SA 3.25% 20241	3,750	3,730
Goldman Sachs Group, Inc. 2.905% 2023	3,690	3,668
JPMorgan Chase & Co. 3.54% 2028	1,395	1,420
Lloyds Banking Group PLC 2.907% 2023	4,100	4,069
New York Life Global Funding 1.70% 20211	1,600	1,554
Starwood Property Trust, Inc. 4.75% 20251	2,000	1,990
UniCredit SPA 5.861% 20321	1,675	1,788
US Bancorp. 3.15% 2027	2,000	2,006
Wells Fargo & Co. 3.584% 2028	1,000	1,020
		27,058
Consumer discretionary 3.84%
Amazon.com, Inc. 3.15% 20271	2,455	2,463
Amazon.com, Inc. 4.05% 20471	2,160	2,336
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20271	1,800	1,778
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	1,410	1,399
Comcast Corp. 3.15% 2028	1,800	1,808
Delphi Automotive PLC 5.00% 20251	1,280	1,299
Ford Motor Credit Co. 5.291% 2046	745	813
Hilton Worldwide Holdings Inc. 4.25% 2024	650	658
Home Depot, Inc. 2.80% 2027	2,250	2,216
Newell Rubbermaid Inc. 5.50% 2046	280	334
Petsmart, Inc. 7.125% 20231	1,125	672
Petsmart, Inc. 8.875% 20251	625	380
S.A.C.I. Falabella 3.75% 20271	2,235	2,191
Schaeffler Verwaltungs 4.75% 20261,2	940	956
Sirius XM Radio Inc. 5.00% 20271	2,050	2,065
		21,368
Materials 3.04%
Cleveland-Cliffs Inc. 4.875% 20241	900	900
First Quantum Minerals Ltd. 7.25% 20221	1,000	1,053
First Quantum Minerals Ltd. 7.50% 20251	625	681
Hexion Inc. 6.625% 2020	650	587
Hexion Inc. 10.375% 20221	440	412
LYB International Finance BV 3.50% 2027	955	961
Mosaic Co. 3.25% 2022	1,150	1,141
Mosaic Co. 4.05% 2027	1,085	1,090
Nova Chemicals Corp 5.25% 20271	1,750	1,750
Olin Corp. 5.125% 2027	425	448
Sherwin-Williams Co. 2.75% 2022	500	499
Sherwin-Williams Co. 3.125% 2024	295	297
Sherwin-Williams Co. 3.45% 2027	2,725	2,773
Sherwin-Williams Co. 4.50% 2047	465	510
Steel Dynamics, Inc. 4.125% 20251	1,400	1,414
Tronox Ltd. 5.75% 20251	945	973

American Funds Strategic Bond Fund — Page 4 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Warrior Met Coal, Inc. 8.00% 20241	$600	$621
Westlake Chemical Corp. 4.375% 2047	745	776
		16,886
Information technology 2.99%
Analog Devices, Inc. 3.125% 2023	1,300	1,304
Analog Devices, Inc. 3.50% 2026	890	902
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 6.354% 20213,4,5	1,396	1,386
BMC Software, Inc. 8.125% 20211	1,745	1,765
Broadcom Ltd. 3.00% 20221	3,000	2,977
Broadcom Ltd. 3.625% 20241	1,745	1,737
Broadcom Ltd. 3.875% 20271	2,170	2,139
CCC Information Services Inc., Term Loan (3-month USD-LIBOR + 6.75%) 8.319% 20253,4,5	275	282
Itron, Inc. 5.00% 20261	370	372
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 20243,4,5	300	312
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.069% 20243,4,5	648	647
Oracle Corp. 3.25% 2027	1,900	1,934
Unisys Corp. 10.75% 20221	800	898
		16,655
Telecommunication services 2.95%
AT&T Inc. 4.90% 2037	3,450	3,509
AT&T Inc. 5.15% 2050	2,405	2,426
AT&T Inc. 5.30% 2058	2,625	2,642
Inmarsat PLC 6.50% 20241	2,000	2,035
Verizon Communications Inc. 4.50% 2033	4,500	4,730
Zayo Group Holdings, Inc. 5.75% 20271	1,050	1,074
		16,416
Real estate 0.87%
Alexandria Real Estate Equities, Inc. 3.95% 2028	400	409
Developers Diversified Realty Corp. 3.90% 2024	285	288
Howard Hughes Corp. 5.375% 20251	1,650	1,695
iStar Inc. 4.625% 2020	1,080	1,099
Public Storage 2.37% 2022	530	523
Public Storage 3.094% 2027	825	820
		4,834
Total corporate bonds & notes		292,620
U.S. Treasury bonds & notes 27.65% U.S. Treasury inflation-protected securities 19.99%
U.S. Treasury Inflation-Protected Security 0.125% 20236	1,924	1,909
U.S. Treasury Inflation-Protected Security 0.25% 20256,7	2,395	2,374
U.S. Treasury Inflation-Protected Security 0.125% 20266,7	9,828	9,604
U.S. Treasury Inflation-Protected Security 0.625% 20266	1,142	1,160
U.S. Treasury Inflation-Protected Security 0.375% 20276	77,040	76,641
U.S. Treasury Inflation-Protected Security 2.125% 20416	2,929	3,840
U.S. Treasury Inflation-Protected Security 1.00% 20466,7	1,655	1,768
U.S. Treasury Inflation-Protected Security 0.875% 20476,7	13,386	13,911
		111,207

American Funds Strategic Bond Fund — Page 5 of 11

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury 7.66%	Principal?amount (000)	Value (000)
U.S. Treasury 1.00% 20187	$2,000	$1,986
U.S. Treasury 1.00% 2019	762	751
U.S. Treasury 1.875% 2020	4,625	4,612
U.S. Treasury 1.625% 2022	6,000	5,852
U.S. Treasury 2.00% 2022	7,528	7,461
U.S. Treasury 2.125% 2022	748	745
U.S. Treasury 2.00% 20247	1,931	1,895
U.S. Treasury 2.25% 2024	2,476	2,463
U.S. Treasury 2.25% 2027	11,376	11,221
U.S. Treasury 2.75% 2047	5,641	5,649
		42,635
Total U.S. Treasury bonds & notes		153,842
Bonds & notes of governments & government agencies outside the U.S. 8.74%
Brazil (Federative Republic of) 6.00% 20506	BRL3,081	993
Brazil (Federative Republic of) 6.00% 20556	6,747	2,189
India (Republic of) 7.61% 2030	INR367,000	5,736
India (Republic of) 7.88% 2030	333,000	5,336
Japan, Series 20, 0.10% 20256	¥503,000	4,712
Japan, Series 21, 0.10% 20266	2,015,005	18,947
Portuguese Republic 5.125% 2024	$2,300	2,476
Portuguese Republic 4.10% 2045	€1,150	1,622
Saudi Arabia (Kingdom of) 2.875% 20231	$4,400	4,332
Saudi Arabia (Kingdom of) 4.625% 20471	555	568
Uruguay (Oriental Republic of) 8.50% 2028	UYU48,975	1,704
		48,615
Municipals 2.38% Illinois 1.29%
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$1,875	1,793
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	760	739
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds, Series 2017-A, 7.00% 20461	1,540	1,868
G.O. Bonds, Pension Funding Series 2003, 5.10% 20334	2,800	2,800
		7,200
South Carolina 0.63%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	1,875	2,108
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,200	1,378
		3,486
New Jersey 0.24%
Transportation Trust Fund Auth., Transportation System Bonds, Series 2006-C, Assured Guaranty Municipal insured, 0% 2033	1,500	825
Transportation Trust Fund Auth., Transportation System Bonds, Series 2006-C, Assured Guaranty Municipal insured, 0% 2034	1,000	527
		1,352

American Funds Strategic Bond Fund — Page 6 of 11

Bonds, notes & other debt instruments Municipals (continued) New York 0.22%	Principal?amount (000)	Value (000)
Convention Center Dev. Corp., Rev. Bonds (Hotel Unit Fee Secured), Series 2016-A, 0% 2049	$750	$241
Convention Center Dev. Corp., Rev. Bonds (Hotel Unit Fee Secured), Series 2016-A, 0% 2055	2,400	588
Convention Center Dev. Corp., Rev. Bonds (Hotel Unit Fee Secured), Series 2016-A, 0% 2056	1,600	378
		1,207
		13,245
Asset-backed obligations 0.10%
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20211,4	570	567
Total bonds, notes & other debt instruments (cost: $505,102,000)		508,889
Short-term securities 7.19%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.53% due 1/18/2018	9,000	8,992
Ciesco LLC 1.75% due 3/21/20181	12,800	12,750
ExxonMobil Corp. 1.40% due 1/23/2018	8,600	8,592
General Electric Co. 1.42% due 1/2/2018	9,700	9,698
Total short-term securities (cost: $40,037,000)		40,032
Total investment securities 98.66% (cost: $545,139,000)		548,921
Other assets less liabilities 1.34%		7,429
Net assets 100.00%		$556,350

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount8 (000)	Value at 12/31/20179 (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
10 Year U.S. Treasury Note Futures	Long	467	March 2018	$46,700	$57,930	$85
10 Year Ultra U.S. Treasury Note Futures	Short	53	March 2018	(5,300)	(7,079)	25
20 Year U.S. Treasury Bond Futures	Short	74	March 2018	(7,400)	(11,322)	(60)
30 Year Ultra U.S. Treasury Bond Futures	Short	223	March 2018	(22,300)	(37,387)	(195)
5 Year U.S. Treasury Note Futures	Long	1,885	April 2018	188,500	218,969	(911)
90 Day Euro Dollar Futures	Short	218	September 2018	(54,500)	(53,388)	(6)
90 Day Euro Dollar Futures	Long	1,905	December 2018	476,250	466,034	(289)
90 Day Euro Dollar Futures	Short	1,080	December 2019	(270,000)	(263,709)	201
						$(1,150)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD4,512	BRL14,650	JPMorgan Chase	1/8/2018	$100
USD758	KRW825,000	Bank of America, N.A.	1/8/2018	(12)
USD1,470	KRW1,599,600	JPMorgan Chase	1/8/2018	(25)
BRL4,326	USD1,332	Citibank	1/8/2018	(29)
USD2,875	KRW3,145,000	Citibank	1/8/2018	(64)

American Funds Strategic Bond Fund — Page 7 of 11

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD11,112	INR720,000	HSBC Bank	1/8/2018	$(155)
USD2,546	AUD3,350	HSBC Bank	1/9/2018	(68)
USD4,737	MXN90,000	HSBC Bank	1/10/2018	171
USD1,286	SGD1,730	JPMorgan Chase	1/10/2018	(8)
USD1,419	EUR1,200	Citibank	1/10/2018	(22)
USD1,444	AUD1,900	JPMorgan Chase	1/10/2018	(38)
USD4,413	CAD5,600	JPMorgan Chase	1/10/2018	(44)
USD3,003	AUD3,950	Barclays Bank PLC	1/10/2018	(79)
USD3,118	AUD4,100	Bank of America, N.A.	1/10/2018	(81)
USD933	JPY105,000	JPMorgan Chase	1/11/2018	1
USD159	SGD215	Bank of America, N.A.	1/11/2018	(1)
JPY1,223,770	USD10,878	JPMorgan Chase	1/11/2018	(10)
MXN9,892	USD515	Bank of America, N.A.	1/11/2018	(13)
USD760	AUD1,000	Bank of America, N.A.	1/11/2018	(20)
USD5,378	GBP4,000	JPMorgan Chase	1/11/2018	(25)
USD10,206	EUR8,650	Bank of America, N.A.	1/11/2018	(181)
USD912	MXN17,350	Citibank	1/12/2018	32
USD1,113	SGD1,500	JPMorgan Chase	1/12/2018	(9)
USD832	SEK7,025	Bank of America, N.A.	1/12/2018	(25)
USD2,739	MXN52,300	Bank of America, N.A.	1/17/2018	89
JPY428,054	USD3,811	Citibank	1/17/2018	(8)
USD3,787	CAD4,850	Citibank	1/17/2018	(72)
CAD17,982	USD13,987	Goldman Sachs	1/18/2018	323
USD3,983	SEK33,500	Goldman Sachs	1/18/2018	(106)
USD7,585	PLN27,000	Goldman Sachs	1/18/2018	(172)
JPY1,120,000	USD9,897	Bank of America, N.A.	1/19/2018	54
USD1,922	JPY216,000	Bank of America, N.A.	1/19/2018	3
USD2,483	JPY280,000	HSBC Bank	1/22/2018	(5)
USD4,618	EUR3,900	UBS AG	1/22/2018	(69)
USD6,258	JPY700,000	Citibank	1/23/2018	37
USD2,840	AUD3,700	Citibank	1/23/2018	(47)
USD414	AUD550	Goldman Sachs	1/24/2018	(15)
USD1,851	SGD2,500	Goldman Sachs	1/24/2018	(19)
				$(612)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
1.345%	U.S. EFFR	1/31/2018	$1,152,000	$(60)	$—	$(60)
1.3475%	U.S. EFFR	1/31/2018	1,868,000	(92)	—	(92)
1.2975%	3-month Canada BA	7/5/2018	C$265,152	(374)	—	(374)
1.76625%	3-month Canada BA	9/25/2018	122,000	21	—	21
1.7725%	3-month Canada BA	9/26/2018	122,700	25	—	25
7.48%	28-day MXN-TIIE	1/11/2019	MXN690,000	(204)	—	(204)
7.46%	28-day MXN-TIIE	1/24/2019	390,000	(125)	—	(125)
1.385%	U.S. EFFR	3/14/2019	$234,000	(920)	—	(920)
7.195%	28-day MXN-TIIE	4/15/2019	MXN220,000	(122)	—	(122)

American Funds Strategic Bond Fund — Page 8 of 11

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
3-month USD-LIBOR	1.5135%	4/19/2019	$315,000	$1,751	$—	$1,751
1.348%	U.S. EFFR	5/26/2019	85,000	(480)	—	(480)
7.51%	28-day MXN-TIIE	5/30/2019	MXN410,000	(156)	—	(156)
3-month USD-LIBOR	1.504%	6/8/2019	$53,000	347	—	347
3-month USD-LIBOR	1.5055%	6/8/2019	53,000	345	—	345
1.337%	U.S. EFFR	6/8/2019	106,000	(640)	—	(640)
3-month USD-LIBOR	1.5395%	6/12/2019	53,000	324	—	324
1.367%	U.S. EFFR	6/12/2019	53,000	(299)	—	(299)
3-month USD-LIBOR	1.553%	6/14/2019	53,000	318	—	318
1.37%	U.S. EFFR	6/14/2019	53,000	(298)	—	(298)
3-month USD-LIBOR	1.555%	6/21/2019	53,000	331	—	331
1.362%	U.S. EFFR	6/21/2019	53,000	(311)	—	(311)
3-month USD-LIBOR	1.5445%	6/28/2019	53,000	351	—	351
1.351%	U.S. EFFR	6/28/2019	53,000	(326)	—	(326)
3-month USD-LIBOR	1.5655%	8/29/2019	102,000	725	—	725
1.726%	3-month USD-LIBOR	10/2/2019	53,000	(287)	—	(287)
1.8185%	3-month USD-LIBOR	10/31/2019	124,000	(482)	—	(482)
1.8725%	3-month USD-LIBOR	3/20/2020	52,000	(249)	—	(249)
7.14%	28-day MXN-TIIE	4/29/2020	MXN448,450	(408)	—	(408)
6.78%	28-day MXN-TIIE	7/6/2020	213,540	(293)	—	(293)
1.63%	U.S. EFFR	2/22/2022	$32,700	(415)	—	(415)
3-month USD-LIBOR	1.9625%	5/3/2022	13,200	138	—	138
3-month USD-LIBOR	2.0075%	5/15/2022	20,500	176	—	176
6.99%	28-day MXN-TIIE	6/17/2022	MXN130,000	(219)	—	(219)
3-month USD-LIBOR	2.029%	7/11/2022	$69,000	582	—	582
2.00965%	3-month USD-LIBOR	10/6/2022	52,000	(528)	—	(528)
1.9855%	3-month USD-LIBOR	10/17/2022	31,300	(351)	—	(351)
1.98%	3-month USD-LIBOR	10/17/2022	31,300	(359)	—	(359)
2.08613%	3-month USD-LIBOR	11/17/2022	21,300	(143)	—	(143)
2.08934%	3-month USD-LIBOR	11/17/2022	22,700	(149)	—	(149)
2.2025%	3-month USD-LIBOR	12/4/2022	11,000	(16)	—	(16)
2.27403%	3-month USD-LIBOR	12/29/2022	70,000	107	—	107
2.045%	3-month USD-LIBOR	3/24/2023	53,800	(326)	—	(326)
1.8875%	3-month USD-LIBOR	6/7/2023	33,600	(305)	—	(305)
1.569%	3-month USD-LIBOR	7/6/2023	40,500	(605)	—	(605)
1.615%	3-month USD-LIBOR	8/18/2023	73,000	(1,035)	—	(1,035)
2.42%	3-month USD-LIBOR	11/18/2023	50,000	9	—	9
2.031%	3-month USD-LIBOR	1/17/2024	8,700	(121)	—	(121)
3-month USD-LIBOR	2.0955%	2/10/2024	1,700	18	—	18
1.805%	U.S. EFFR	2/21/2024	48,000	(520)	—	(520)
3-month USD-LIBOR	2.3055%	3/7/2024	16,000	(26)	—	(26)
3-month USD-LIBOR	2.326%	3/7/2024	16,000	(45)	—	(45)
3-month USD-LIBOR	2.013%	6/29/2024	16,500	280	—	280
3-month USD-LIBOR	2.2375%	10/31/2024	8,000	31	—	31
2.524%	3-month USD-LIBOR	4/14/2025	9,000	42	—	42
2.354%	3-month USD-LIBOR	9/25/2025	109,600	(430)	—	(430)
6-month JPY-LIBOR	0.1277%	3/24/2026	¥500,000	42	—	42
6-month JPY-LIBOR	(0.0823)%	7/11/2026	1,200,000	233	—	233
3-month USD-LIBOR	1.6835%	11/2/2026	$3,900	213	—	213
3-month USD-LIBOR	1.688%	11/2/2026	2,100	114	—	114
28-day MXN-TIIE	8.07%	1/1/2027	MXN180,000	(70)	—	(70)
28-day MXN-TIIE	8.135%	1/14/2027	102,000	(61)	—	(61)
3-month USD-LIBOR	2.38%	2/15/2027	$13,100	(14)	—	(14)

American Funds Strategic Bond Fund — Page 9 of 11

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
2.4805%	3-month USD-LIBOR	3/21/2027	$27,000	$246	$—	$246
2.3335%	3-month USD-LIBOR	3/29/2027	25,000	(84)	—	(84)
2.333%	3-month USD-LIBOR	3/29/2027	30,000	(103)	—	(103)
28-day MXN-TIIE	7.47%	4/5/2027	MXN60,000	100	—	100
0.8153%	6-month EURIBOR	4/28/2027	€14,500	6	—	6
3-month SEK-STIBOR	1.125%	4/28/2027	SKr138,000	(16)	—	(16)
3-month USD-LIBOR	2.293%	5/3/2027	$5,800	39	—	39
28-day MXN-TIIE	7.625%	5/20/2027	MXN108,000	126	—	126
3-month USD-LIBOR	2.2935%	7/17/2027	$15,000	111	—	111
0.8518%	6-month EURIBOR	8/21/2027	€6,200	6	—	6
3-month SEK-STIBOR	1.215%	8/21/2027	SKr60,000	(46)	—	(46)
2.2295%	3-month USD-LIBOR	9/22/2027	$9,800	(135)	—	(135)
3-month USD-LIBOR	2.388%	10/31/2027	89,000	(29)	—	(29)
3-month USD-LIBOR	2.31934%	11/17/2027	11,900	71	—	71
3-month USD-LIBOR	2.31613%	11/17/2027	11,100	70	—	70
3-month USD-LIBOR	2.679%	4/14/2030	4,800	(60)	—	(60)
3-month USD-LIBOR	2.514%	9/25/2030	58,300	175	—	175
3-month USD-LIBOR	2.35%	3/24/2031	11,700	213	—	213
3-month USD-LIBOR	2.22%	6/7/2031	7,300	217	—	217
3-month USD-LIBOR	1.8929%	7/6/2031	8,700	498	—	498
3-month USD-LIBOR	1.87%	8/18/2031	15,500	919	—	919
3-month USD-LIBOR	2.57%	11/18/2031	11,000	18	—	18
3-month USD-LIBOR	2.625%	2/21/2047	2,000	(39)	—	(39)
2.818%	3-month USD-LIBOR	3/15/2047	6,300	384	—	384
3-month USD-LIBOR	2.601%	4/6/2047	5,300	(74)	—	(74)
3-month USD-LIBOR	2.609%	4/6/2047	5,200	(81)	—	(81)
2.634%	3-month USD-LIBOR	7/11/2047	16,000	341	—	341
3-month USD-LIBOR	2.5015%	8/17/2047	4,600	33	—	33
3-month USD-LIBOR	2.5095%	8/17/2047	4,400	24	—	24
3-month USD-LIBOR	2.447%	9/19/2047	6,500	127	—	127
3-month USD-LIBOR	2.4675%	9/22/2047	9,100	137	—	137
3-month USD-LIBOR	2.479%	9/22/2047	4,100	52	—	52
2.53563%	3-month USD-LIBOR	10/3/2047	16,000	(3)	—	(3)
3-month USD-LIBOR	2.56315%	10/6/2047	11,500	(68)	—	(68)
3-month USD-LIBOR	2.495%	10/17/2047	6,700	59	—	59
3-month USD-LIBOR	2.4975%	10/17/2047	6,700	56	—	56
3-month USD-LIBOR	2.6355%	10/31/2047	8,200	(184)	—	(184)
3-month USD-LIBOR	2.57553%	12/29/2047	15,000	(133)	—	(133)
					$—	$(2,368)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2017 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$135,975	$(11,225)	$(10,890)	$(335)

American Funds Strategic Bond Fund — Page 10 of 11

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $115,282,000, which represented 20.72% of the net assets of the fund.
2	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
3	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $4,013,000, which represented .72% of the net assets of the fund.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	Coupon rate may change periodically.
6	Index-linked bond whose principal amount moves with a government price index.
7	A portion of this security was pledged as collateral. The total value of pledged collateral was $25,728,000, which represented 4.62% of the net assets of the fund.
8	Notional amount is calculated based on the number of contracts and notional contract size.
9	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols
AUD = Australian dollars
BA = Banker’s acceptances
BRL = Brazilian reais
CAD/C$ = Canadian dollars
EFFR = Federal Funds Effective Rate
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
G.O. = General Obligation
GBP = British pounds
INR = Indian rupees
JPY/¥ = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
PLN = Polish zloty
Rev. = Revenue
SEK/SKr = Swedish kronor
SGD = Singapore dollars
STIBOR = Stockholm Interbank Offered Rate
TIIE = Equilibrium Interbank Interest Rate
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-112-0218O-S61901	American Funds Strategic Bond Fund — Page 11 of 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Strategic Bond Fund (the “Fund”), as of December 31, 2017, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 14, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: February 28, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2018